UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
–––––––––––––
FORM 8-K
––––––––––––––
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2016
–––––––––––––
Quantum Corporation
(Exact name of registrant as specified in its charter)
–––––––––––––

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

224 Airport Parkway, Suite 300, San Jose, California (Address of principal executive offices)	95110 (Zip Code)
(408) 944-4000 (Registrant’s telephone number, including area code)
–––––––––––––
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Financial Operations and Financial Condition
On October 26, 2016, Quantum Corporation issued a press release announcing earnings for its second quarter and first six months of fiscal 2017, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press Release, dated October 26, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

/s/ SHAWN D. HALL
Shawn D. Hall Senior Vice President, General Counsel and Secretary

Dated:    October 26, 2016

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated October 26, 2016.